NUVEEN CORE PLUS BOND FUND

SUPPLEMENT DATED JANUARY 10, 2014

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2013

The first paragraph of the section “Principal Investment Strategies” is deleted and replaced with the following paragraph:

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities;
•	residential and commercial mortgage-backed securities;
•	asset-backed securities;
•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; and
•	municipal securities in an amount not to exceed 20% of the Fund’s net assets.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-COREPS-0114P